EXHIBIT 10.1

PROVINCE OF BRITISH COLUMBIA Ministry of Energy Mines and Petroleum Resources

RECORD OF 4 POST CLAIM - MINERAL TENURE ACT

(Section 27)

Vernon___________________________________	413322__________________________________
Mining Division	Tenure No.
_____________________________________	August 19, 2004___________________________
Gold Commissioner	Date of Record

_____________________________________________________________________________________

APPLICATION TO RECORD A 4 POST CLAIM

I, Stephen Kenwood, Name of Locator, of 13629 Marine Drive, White Rock, BC, V4B 1A3, (604) 535-8146, Client No. 134185, hereby apply for record of a 4 Post Claim for the location as outlined on the attached copy of mineral titles NTS map sheets 82L025, in the Nicola Mining Division.

ACCESS

Describe how you gained access to the location, include reference to roads, trails, topographic features, permanent landmarks and a description of the legal post location.

From Vernon, drive about 10 kilometres east on Highway 6 to Lavington, head north for 3 kilometres on the main Forestry access road and then west for about 8 kilometres toward Becker Lake. The Legal Corner Post is located 200 metres south of the southeast corner of Becker Lake.

GPS Co-ordinates taken of posts: Yes [ ] No [x] If yes, complete information chart on reverse.

TAG INFORMATION

I have securely fastened the metal identification tag embossed "LEGAL CORNER POST" to the legal corner post (or "witness post") and impressed this information on the tag:

TAG No. 246614 LEGAL CORNER POST

CLAIM NAME	CRUZ
LOCATOR	Stephen Kenwood
FMC No.	134185
DATE COMMENCED	August 19, 2004
TIME	10:00 am
DATE COMPLETED	August 19, 2004
TIME	4:30 pm

Number of Claim Units
N 5 S__ E 4 W 5

IDENTIFICATION POSTS NOT PLACED WERE:

BECAUSE:

If a witness post was placed for the legal corner post:

Bearing from witness post to true position of legal corner post is _______degrees at a distance of ______ metres.

NOTE: Legal Corner Post can be witnessed only if it was not feasible to place any posts.

ACKNOWLEGEMENT

I have complied with all the terms and conditions of the Mineral Tenure Act and Regulation pertaining to the location of 4 post claims and have attached a plan of the location on which the positions of the legal corner post and all other corner posts (and witness and identification post, if applicable) are indicated. The tag information supplied above is the identical information that I impressed upon the tag affixed to the applicable post when I located this claim and this information is true and correct.

/s/ "Stephen Kenwood"
Stephen Kenwood

Signature of Locator

SEAL

RECEIVED
SUB-RECORDER
VANCOUVER, BC
AUGUST 20, 2004
Recording Stamp